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                                                                 Exhibit 10.35


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


     FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 22, 2002, among AMERUS GROUP CO., an Iowa corporation (the "Borrower"), the lending institutions party hereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NEW YORK, MELLON BANK, N.A. and FLEET NATIONAL BANK as Co-Arrangers, and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent") and Co-Arranger. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Arrangers are parties to a Credit Agreement, dated as of December 12, 2001 (as amended, modified and/or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement;

     NOW, THEREFORE, it is agreed:


I.   Amendment.
     ---------

     1. Section 7.02(h) of the Credit Agreement is hereby amended by inserting the text ", purchases by the Borrower of its capital stock and options thereon to the extent permitted under Section 7.07(vi) and purchases by the Borrower of its Permitted Subordinated Debt Securities or Trust Preferred Related Debt Securities under Section 7.06" immediately following the text "or (iv)" appearing in said Section.

     2. Section 7.13 of the Credit Agreement is hereby amended by deleting the text "400%" and inserting the text "300%" in lieu thereof.

II.  Miscellaneous Provisions.
     ------------------------

     1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Amendment Effective Date (as defined below), both immediately prior to giving effect to this Amendment (other than as a result of a breach of Section 7.13 of the Credit Agreement) and immediately after giving effect to this Amendment; and


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          (b) all of the representations and warranties contained in the Credit
     Agreement are true and correct in all material respects on the Amendment Effective Date and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of, or consent to, any other provision of the Credit Agreement.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective as of the Effective Date on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

     6. From and after the Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *


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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                             AMERUS GROUP CO.


                                             By  /s/ Brenda J. Cushing
                                                 -------------------------------
                                                 Name:  Brenda J. Cushing
                                                 Title: Senior Vice President
                                                        and Controller


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                                             JPMORGAN CHASE BANK,
                                             Individually and as Administrative
                                             Agent and Co-Arranger


                                             By  /s/ Helen L. Newcomb
                                                 -------------------------------
                                                 Name:  Helen L. Newcomb
                                                 Title: Vice President


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                                             THE BANK OF NEW YORK,
                                             Individually and as a Co-Arranger


                                             By  /s/ Evan Glass
                                                 -------------------------------
                                                 Name:  Evan Glass
                                                 Title: Vice President


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                                             MELLON BANK, N.A.,
                                             Individually and as a Co-Arranger


                                             By  /s/ Carrie Burnham
                                                 -------------------------------
                                                 Name:  Carrie Burnham
                                                 Title: Assistant Vice President


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                                             FLEET NATIONAL BANK,
                                             Individually and as a Co-Arranger


                                             By
                                                 -------------------------------
                                                 Name:
                                                 Title:


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                                             BANK ONE, N.A.


                                             By  /s/ Cynthia W. Priest
                                                 -------------------------------
                                                 Name:  Cynthia W. Priest
                                                 Title: Director


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                                             CREDIT SUISSE FIRST BOSTON


                                             By  /s/ Jay Chall
                                                 -------------------------------
                                                 Name:  Jay Chall
                                                 Title: Director


                                             By  /s/ Stuart B. Ganes
                                                 -------------------------------
                                                 Name:  Stuart B. Ganes
                                                 Title: Director


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                                             THE FIFTH THIRD BANK


                                             By  /s/ Kevin C. M. Jones
                                                 -------------------------------
                                                 Name:  Kevin C. M. Jones
                                                 Title: Vice President


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